UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2015

HK Graphene Technology Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-1380412	20-5308449
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 E. Colorado Boulevard, Suite 888,
Pasadena, CA	91101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 683-9120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 31, 2015, Angstron Holdings Corporation, a Nevada corporation (the “Company”), changed its name to HK Graphene Technology Corporation (the “Name Change”). The Name Change was made pursuant to Section 92A.180 of the Nevada Revised Statutes by merging a majority-owned subsidiary of the Company with and into the Company. The Company is the surviving corporation and, in connection with the merger, Article One of the Company’s Articles of Incorporation was amended to change the Company’s corporate name to HK Graphene Technology Corporation, pursuant to Articles of Merger filed with the Secretary of State of the State of Nevada. A copy of the Articles of Merger is attached hereto as Exhibit 3.1.

The Company’s common stock will be traded on OTCPink under the new CUSIP number 40422N105 and the new ticker symbol “HKGT”.

Item 9.01  Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HK Graphene Technology Corporation

Date: August 6, 2015	By:	/s/ Jianguo Xu
Jianguo Xu President, Chief Executive Officer and Treasurer